UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 5, 2004

REPUBLIC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State of other jurisdiction or incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 West Market Street, Louisville, Kentucky 40202
(Address of principal executive offices)

Registrant’s telephone number, including area code: (502) 584-3600

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

C.                                                             Exhibits

99.1                           Press Release dated August 5, 2004.

ITEM 9. REGULATION FD DISCLOSURE

See “Item 12. Results of Operation and Financial Condition” which is incorporated by reference in this Item 9.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 5, 2004, Republic Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the third quarter 2004 dividend.  This information is being provided under Items 9 and 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date:	August 5, 2004	/s/ Kevin Sipes
Kevin Sipes
Executive Vice President, Chief Financial Officer & Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated August 5, 2004